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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): March 24, 1999



                          Northern States Power Company
               (Exact Name of Registrant as Specified in Charter)


        Minnesota                    1-3034                  41-0448030
     (State or Other        (Commission File Number)        (IRS Employer
     Jurisdiction of                                     Identification No.)
      Incorporation)



           414 Nicollet Mall                             55401
        Minneapolis, Minnesota                        (Zip Code)
    (Address of Principal Executive
               Offices)



                                 (612) 330-5500
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

On March 25, 1999, Northern States Power Company, a Minnesota corporation ("NSP"), and New Century Energies, Inc., a Delaware corporation ("NCE"), issued a joint press release announcing that they had entered into an Agreement and Plan of Merger, dated as of March 24, 1999 (the "Merger Agreement"), providing for a strategic business combination of NSP and NCE. Pursuant to the Merger Agreement, NCE will be merged with and into NSP, with NSP as the surviving corporation in the merger (the "Merger"). Subject to the terms of the Merger Agreement, at the time of the Merger, each share of common stock, par value $1.00 per share, of NCE ("NCE Common Stock")(other than certain shares to be cancelled), together with any associated preferred share purchase rights, will be converted into the right to receive 1.55 shares of common stock, par value $2.50 per share, of NSP ("NSP Common Stock"). Cash will be paid in lieu of any fractional shares of NSP Common Stock which holders of NCE Common Stock would otherwise receive.

Consummation of the Merger is subject to the satisfaction or waiver of certain closing conditions, including, among others, approval by the shareholders of NSP and NCE, approval or regulatory review by certain state utilities regulators, the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended, the Federal Energy Regulatory Commission, the Nuclear Regulatory Commission and the Federal Communications Commission, and expiration or termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

The Merger is expected to be a tax-free, stock-for-stock exchange for share-holders of both companies (except with respect to any cash received by NCE shareholders in lieu of fractional shares), and to be accounted for as a pooling of interests. Each of NSP and NCE has agreed to certain undertakings and limitations regarding the conduct of their respective businesses prior to the closing of the transaction. The Merger is expected to take from 12 to 18 months to complete.

The Merger Agreement and the joint press release announcing the execution of the Merger Agreement are filed herewith as Exhibits 2.1 and 99.1, respectively, and are hereby incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS.

      (c)   Exhibits

            Exhibit 2.1 Agreement and Plan of Merger, dated as of March 24, 1999, by and between Northern States Power Company and New Century Energies, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of New Century Energies, Inc., dated
                           March 24, 1999).

            Exhibit 99.1 Joint Press Release of Northern States Power Company and New Century Energies, Inc., dated March 25, 1999.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NORTHERN STATES POWER COMPANY


                                  By: /s/ Gary R. Johnson
                                      -------------------------------------
                                      Name:  Gary R. Johnson
                                      Title: Vice President and General Counsel



Date: March 25, 1999








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                                INDEX TO EXHIBITS

    EXHIBIT
    NUMBER                               DESCRIPTION
    -------                              -----------

     2.1 Agreement and Plan of Merger, dated as of March 24, 1999, by and between Northern States Power Company and New Century Energies, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of New Century Energies, Inc., dated March 24, 1999).

     99.1 Joint Press Release of Northern States Power Company and New Century Energies, Inc., dated March 25, 1999.







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